EXHIBIT 99.1
Matritech, Inc.

Management Bonus Plan

1. Purpose of Plan

1.1 The Management Bonus Plan (the “Plan”) is intended to focus management’s attention and activities on the Company’s strategic long range progress and to encourage attainment of each year’s annual operating plan. The Plan:

•	rewards performance by allocating compensation to the achievement of specific goals;
•	reinforces the Company’s corporate mission and objectives;
•	motivates key managers and executives through a combination of appropriate job challenges and financial rewards for performance above expectations;
•	attracts, develops, retains and fairly compensates well-qualified managers and executive officers.

1.2 The Plan shall not be deemed an exclusive method of providing compensation to eligible employees, nor shall it preclude the Company’s Board of Directors or its Compensation Committee from authorizing or approving other forms of incentive compensation.

2. Administration of the Plan

2.1 The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”). The Committee may, from time to time, amend, suspend, terminate or reinstate any or all of the provisions of the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee shall, subject to express provisions of the Plan, have the power to interpret the Plan, to prescribe, amend or repeal rules and regulations relating to the Plan, to correct the provisions of the Plan and any Incentive Award, and to make all other determinations necessary or advisable for the administration of the Plan.

2.2 In the event of a merger, acquisition, sale of assets, or other corporate transaction, or in the case of any unexpected circumstances, or any unusual or material event (whether or not constituting an Acquisition, as defined in Section 6.2 hereof), the Committee may make adjustments to the awards (including modification of the performance goals, the substitution of other consideration, the deferral of payments, and the reduction of the size of awards) as it determines appropriate.

2.3 All expenses and costs incurred in connection with the administration and operation of the Plan shall be borne by the Company.

3. Eligibility for Participation

3.1 Eligibility to participate in the Plan shall be limited to executive officers and other key management personnel who can have a major impact on the results of their own functional areas and/or on the overall performance of the Company. All executive officers are eligible to participate in the Plan effective with their election to such an office. Selection of key management participants, other than executive officers, will be made annually by the CEO.

3.2 Prior to the start of each fiscal year, or as soon as practical thereafter but in no event later than February 1, the CEO shall advise the Committee of those non-executive officer employees selected for participation in the Plan. Selection as a participant for any particular fiscal year shall not automatically entitle an individual to participate in any other fiscal year.

3.3 Following the selection by the CEO of non-executive officer participants for the fiscal year, the list of eligible participants may be revised only upon hire or promotion of an employee. Any participant added during the fiscal year (after the initial selection) shall participate only on a pro-rata basis for service that year.

3.4 Nothing in this Plan shall confer upon any employee or participant any right with respect to continuation of employment with the Company, nor shall this Plan restrict in any way the right of the Company to terminate an employee’s or participant’s employment at any time. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a participant free from any liability or claim under the Plan.

3.5 A participant may not assign, sell, encumber or otherwise transfer any rights or interest under the Plan, except by will or the laws of descent and distribution.

4. Earning an Incentive Award

4.1 Each participant is assigned an annual Target Incentive as a percentage of annual base salary. The target incentive percentages are set forth below, by grade level, as a percentage of salary for the measuring year.

Position	Target Incentive
Chairman and CEO	60%
President/COO	50%
Vice President	40%
Director	30%
Manager	20%

4.2 Each participant, other than the CEO and President, shall have objectives established for his/her performance during the fiscal year. Establishment of each individual participant’s objectives for the year shall be completed no later than March 1 of the measuring year. Individual objectives shall serve as the basis for fifty (50%) percent of such participant’s Incentive Award.

4.3 There shall also be established corporate objectives for the fiscal year. These corporate objectives shall be recommended by management but shall be finally established as performance objectives for the year by the Committee. The full Board of Directors may also review and approve corporate objectives as part of an overall business plan, but the Committee shall be responsible for establishing the objectives as part of the CEO’s and President’s compensation and for the review and approval of the objectives as part of the other executive officers’ compensation.

4.4 The corporate objectives shall serve as the basis for fifty (50%) percent of the Incentive Award for all participants other than the CEO and President. For the CEO and President, the corporate objectives shall serve as the basis for all of the participant’s Incentive Award.

4.5 Both the individual performance objectives and the corporate objectives may, at the time of establishment, be weighted, so that achievement of some portions of the corporate objectives, or the individual objectives as the case may be, merits a greater Incentive Award than do other portions. The total of all weighting of an individual’s objectives shall equal 100% and the total of all weighting of the corporate objectives shall equal 100%.

4.6 After the end of the fiscal year, a determination will be made as to the achievement of corporate objectives and the achievement of individual objectives. The Committee will determine achievement of the corporate objectives, but may consult with the full Board of Directors about the level of achievement. The CEO and President will report to the Committee on the achievement of individual objectives by each participant. All decisions as to achievement of performance objectives for the year shall be made on or before March 1 of the next fiscal year.

4.7 In making decisions on achievement of corporate objectives, the following rating scale shall be used:

Rating of Performance	Performance Rating Factor

Greatly Exceeded	111-120%
Exceeded	101-110%
Fully Satisfactory	90-100%
Minimum	70-89%
Unacceptable	zero

The Performance Rating Factor shall be used as a multiplier to the corporate objective performance component of the Incentive Award for each participant.

4.8 In making decisions on achievement of individual objectives, the following rating scale shall be used:

Rating of Performance	Performance Rating Factor

Outstanding	110%
Excellent	100%
Good	90%
Average	75%
Below Average	zero

The average of the above Performance Rating Factors achieved by an individual on his/her individual performance objectives shall be used as a multiplier to the portion of the Incentive Award based on achievement of such individual performance objectives.

4.9 By way of example, for a participant other than the CEO or President, the Incentive Award shall be calculated:

(a)	Base Salary x Target Incentive %
(b)	The product is then multiplied by the average Performance Rating Factor for such participant’s individual objective achievement to obtain ½ of the Incentive Award.
(c)	The product is also multiplied by the corporate Performance Rating Factor to obtain the other ½ of the Incentive Award.

4.10 The Incentive Award is considered fully earned by a participant once he/she has completed the fiscal year as an employee of the Company. However, except as provided in Section 6 hereof, the Incentive Award shall be forfeited, and is subject to an ongoing substantial risk of forfeiture, if the participant does not remain an employee of the Company through the time designated for pay-out of specific parts of the Incentive Award.

5. Payment of Incentive Award

5.1 Provided that the participant remains an employee of the Company through the first payment date (the “Initial Pay-out Date”), fifty (50%) percent of the Incentive Award will be paid to the participant in cash, minus applicable withholding taxes, on or before March 15 of the next fiscal year following the measuring year.

5.2 Provided that the participant remains an employee of the Company through the Initial Pay-out Date, twenty-five (25%) percent of the Incentive Award will be paid to the Plan participant on the Initial Pay-out Date in shares of restricted stock of the Company pursuant to, and subject to the provisions of, the Company’s 2002 Stock Option and Incentive Plan, or pursuant to and subject to the provisions of any successor or replacement plan. To the extent that any payment of par value shall be required in connection with the issuance of the shares of restricted stock, the Company shall increase the amount of the cash payment on the Initial Pay-out Date by such par value amount and shall subtract such par value payment amount from the twenty-five (25%) percent restricted stock award value. The participant, by accepting the first payment on the Initial Pay-out Date, expressly authorizes and directs the Company to withhold and retain such portion of the cash payment as is necessary to cover the par value of the restricted stock shares. For purposes of determining the number of shares of restricted stock to be awarded, the shares shall be valued at the fair market value of such stock, without regard to restrictions, on the Initial Pay-out Date. Fair market value shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the Initial Pay-out Date and shall mean (i) the last reported sale price of the common stock on the principal national securities exchange on which the common stock is traded, if the common stock is then traded on a national securities exchange; or (ii) the last reported sale price of the common stock on the Nasdaq National Market, if the common stock is not then traded on a national securities exchange; or (iii) the closing bid price last quoted by an established quotation service for over-the-counter securities, if the common stock is not reported on the Nasdaq National Market. For example, if (x) the Company’s common stock is traded on the American Stock Exchange, (y) the closing price of shares of the Company’s common stock on the last trading day immediately preceding the Initial Pay-out Date is $2.00 per share and (z) 25% of the Incentive Award earned by the Plan participant is $4,000 (after making any required par value deduction), such participant shall receive 2,000 shares of restricted stock. The Company and the participant will execute a Restricted Stock Award Agreement containing customary terms and conditions of the grant and specifying that (a) provided the participant remains an employee of the Company, the restrictions will lapse with respect to one-third (1/3) of the shares granted on each of the first three annual anniversaries of the Initial Pay-out Date and (b) any Plan participant who is an executive officer of the Company will have a retention obligation to hold fifty (50%) percent of the shares of common stock of the Company acquired through the Restricted Stock Award even after annual anniversary dates have passed, to the extent that such executive officer does not then hold by himself/herself or through members of his/her immediate family a minimum of 50,000 shares of common stock of the Company or shares of common stock of the Company with a value of $50,000, whichever is the lower standard; provided, however, that there shall be excluded from the retention obligation any shares the executive officer sells to pay withholding taxes due in connection with the anniversary pay-outs including those due on account of the lapse of restrictions on the shares of restricted stock.

5.3 Provided that the participant remains an employee of the Company through the first year anniversary of the Initial Pay-out Date, eight and one-third (8.33%) percent of the Incentive Award shall be paid to the participant in cash, minus applicable withholding taxes, on such anniversary; provided, however, that the participant, by accepting the first payment on the Initial Pay-out Date, expressly authorizes and directs the Company to withhold all or such portion of this cash payment towards the amount due as applicable withholding taxes on income recognized by the Plan participant on the first year anniversary date in connection with the lapse of restrictions on restricted stock granted to the participant on the Initial Pay-out Date. Further payments of eight and one-

third (8.33%) percent of the Incentive Award shall be paid in cash to the participant on second and third year anniversaries of the Initial Pay-out Date, provided the participant remains an employee of the Company; provided, however, that the participant, by accepting the first payment on the Initial Pay-out Date, expressly authorizes and directs the Company to withhold all or such portion of each such additional cash payment towards the amount due as applicable withholding taxes on income recognized by the participant on such anniversary dates in connection with the lapse of restrictions on restricted stock granted to the participant on the Initial Pay-out Date.

5.4 In the event the amounts to be withheld, as provided above with respect to annual anniversary date pay-outs, are insufficient to pay in full the participant’s withholding taxes due in connection with the annual anniversary date pay-outs, the participants shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld no later than the date of the event creating the tax liability. The Committee may allow participants to satisfy such tax obligations in whole or in part by transferring shares of common stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (determined as provided above). If no other provision has been made by the participant for payment of withholding taxes due, the Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a participant. By accepting the first payment on the Initial Pay-out Date, the participant expressly authorizes and directs the Company to withhold amounts from other payments of any kind due to him/her.

5.5 Any sale or other disposition of shares of restricted stock awarded under this Plan must be made in compliance with Section 16 of the Securities Exchange Act of 1934, the rules promulgated thereunder, and the Company's insider trading requirements.

6. Special Acceleration Events

6.1 In the event the employment of a participant is terminated prior to the full payout of all portions of the earned Incentive Award by reason of death, disability or retirement on or after age 62 with the consent of the Company, then the full earned Incentive Award shall be accelerated and shall vest in the participant (or in his/her estate in the event of his/her death) and the restrictions and substantial risk of forfeiture shall lapse.

6.2 In the event of an Acquisition (as defined herein) prior to the full payout of all portions of the earned Incentive Award to a participant, the full earned Incentive Award shall be accelerated and shall vest in the participant, and the restrictions and substantial risk of forfeiture shall lapse, at the moment immediately preceding the consummation of the Acquisition. For purposes of this Plan, an “Acquisition” shall mean the consummation and closing of: (x) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.